ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "Agreement") is made as of September 7, 2006, by and among Gas Investment China Co., Ltd., a company organized under the laws of the British Virgin Islands (the "Company"), Vision Opportunity Master Fund, Ltd. ("Vision") and the other purchasers signatory hereto (collectively with Vision, the "Purchasers"), and Kramer Levin Naftalis & Frankel LLP, with an address at 1177 Avenue of the Americas, New York, New York 10036 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement (as defined below).

                              W I T N E S S E T H:

      WHEREAS, the Purchasers will be purchasing from Dolce Ventures Inc., a Utah corporation ("Dolce"), shares of Dolce's Series B Convertible Preferred Stock and certain warrants (collectively, the "Securities"), pursuant to a Series B Convertible Preferred Stock Purchase Agreement to be entered into by and among Dolce and the Purchasers (the "Purchase Agreement");

      WHEREAS, simultaneously with the consummation of the transactions contemplated by the Purchase Agreement, Dolce will issue shares of its Series A Preferred Stock to the shareholders of the Company pursuant to a certain Share Exchange Agreement, and upon the consummation of the transactions contemplated by such Share Exchange Agreement, the Company will become a wholly-owned subsidiary of Dolce;

      WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the subscription amounts with respect to the purchase of the Securities in escrow until the Escrow Agent has received all closing documents and deliveries required under Article IV of the Purchase Agreement; and

      NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                              TERMS OF THE ESCROW

      1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Securities as contemplated by the Purchase Agreement.

      1.2. Upon the Escrow Agent's receipt of the aggregate subscription amounts into its master escrow account, together with copies of counterpart signature pages of the Transaction Documents from each Purchaser and the Company and all other closing documents and deliveries required under Article IV of the Purchase Agreement, it shall advise the Company and Vision, or their designated attorney or agent, of the amount of funds it has received into its master escrow account.

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

      1.3. Wire transfers to the Escrow Agent shall be made as follows:

           Bank:              Citibank, N.A.
                              666 Fifth Avenue
                              New York, NY 10103
           ABA No.:           021000089
           Account Name:      Kramer Levin Naftalis & Frankel LLP IOLA Account
           Account No.:       37317968
           Reference:         Dolce Ventures Inc. / Christopher S. Auguste

      1.4. The Company and Vision, promptly after being advised by the Escrow Agent that it has received the subscription amounts for the Closing, copies of counterpart signature pages of the Transaction Documents from each Purchaser and the Company and all other closing documents and deliveries required under
Article IV of the Purchase Agreement, shall deliver to the Escrow Agent a Release Notice, in the form attached hereto as Exhibit A (the "Release Notice").

      1.5. Once the Escrow Agent receives the Release Notice executed by the Company and Vision, the Escrow Agent shall wire the subscription proceeds per the written instructions of the Company and Vision, net of fees, expenses and any other disbursements as set forth in the Release Notice.

      1.6. Wire transfers to the Company shall be made pursuant to written instructions from the Company provided to the Escrow Agent.

      1.7. Upon the written request from a Purchaser to the Escrow Agent, the Escrow Agent shall promptly return the subscription proceeds to each Purchaser pursuant to written wire instructions to be delivered by such Purchaser to the Escrow Agent.

                                   ARTICLE II

                                 MISCELLANEOUS

      2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

      2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

      2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

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

      2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

      2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

      2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City, Borough of Manhattan.

      2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

      2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

      2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

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

      2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agent. The Escrow Agent has acted as legal counsel for one of the Purchasers and may continue to act as legal counsel for such Purchaser from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company and the Purchasers consent to the Escrow Agent in such capacity as legal counsel for one of the Purchasers and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company and the Purchasers understand that the Escrow Agent is relying explicitly on the foregoing provision in entering into this Escrow Agreement.

      2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

      2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor.

      2.15. The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow
Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

                            [SIGNATURE PAGE FOLLOWS]

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

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 7th day of September, 2006.

Gas Investment China Co., Ltd.


By:
   ------------------------------------------
   Name:
   Title:

ESCROW AGENT:

Kramer Levin Naftalis & Frankel LLP

By:
   ------------------------------------------
   Name:
   Title:

                      [PURCHASERS' SIGNATURE PAGE FOLLOWS]


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


                [PURCHASER'S SIGNATURE PAGE TO ESCROW AGREEMENT]

Name of Investing Entity:
                          --------------------------
Signature of Authorized Signatory of Investing Entity:
                                                       -------------------------
Name of Authorized Signatory:
                              ---------------------------
Title of Authorized Signatory:
                               --------------------------

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

                                                                    Exhibit A to
                                                                Escrow Agreement

                                 RELEASE NOTICE

      The UNDERSIGNED, pursuant to the Escrow Agreement dated as of September 7, 2006 among the Company, the Purchasers signatory thereto and Kramer Levin Naftalis & Frankel LLP, as Escrow Agent (the "Escrow Agreement"), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Securities have been satisfied or waived in accordance with Article IV of the Purchase Agreement. The Company hereby confirms that all of its respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds to be released as described in the Escrow Agreement and as set forth below. This Release Notice shall not be effective until executed by the Company and Vision.

      Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement.

      This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

      Please  release the  $              that has been  deposited in the escrow
                            ------------
account   pursuant  to  the  Escrow   Agreement   according  to  the   following
instructions:

                                [to be completed]

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

      IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this 7th day of September, 2006.

Gas Investment China Co., Ltd.

By:
   ------------------------------------------
   Name:
   Title:

ESCROW AGENT:

Kramer Levin Naftalis & Frankel LLP

By:
   ------------------------------------------
   Name:
   Title:

By:
   ------------------------------------------
   Name:
   Title:

 Vision Opportunity Master Fund, Ltd.

By:
   ------------------------------------------
   Name:
   Title:
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